

                                                                      UACSC 97-C
                   UNION ACCEPTANCE CORPORATION
                            (Servicer)
                       MONTH ENDING 1/31/98

PRINCIPAL BALANCE RECONCILIATION                                               D O L L A R S                               NUMBERS
                                                          CLASS A-1     CLASS A-2       CLASS A-3     TOTAL CLASS A's
Original Principal Balance                             27,495,000.00  87,325,000.00  103,570,162.24   218,390,162.24        15,568
Beginning Period Principal Balance                      3,329,577.33  87,325,000.00  103,570,162.24   194,224,739.57        14,387
Principal Collections - Scheduled Payments              2,212,505.10           0.00            0.00     2,212,505.10
Principal Collections - Payoffs                         1,117,072.23   1,270,782.27            0.00     2,387,854.50           200
Principal Withdrawal from Payahead                              0.00       6,244.56            0.00         6,244.56
Gross Principal Charge Offs                                     0.00     473,753.57            0.00       473,753.57            33
Repurchases                                                     0.00      77,494.35            0.00        77,494.35             9
                                                       -------------  -------------  --------------   --------------        ------
Ending Balance                                                  0.00  85,496,725.25  103,570,162.24   189,066,887.49        14,145
                                                       =============  =============  ==============   ==============        ======

Certificate Factor                                         0.0000000      0.9790636       1.0000000        0.8657299
Pass Through Rate                                             6.2104%         6.290%          6.490%          6.3748%


CASH FLOW RECONCILIATION

Principal Wired                                                                                          4,615,879.74
Interest Wired                                                                                           2,050,746.94
Withdrawal from Payahead Account                                                                            10,163.53
Repurchases (Principal and Interest)                                                                        78,812.03
Charge Off Recoveries                                                                                       89,155.43
Interest Advances                                                                                           40,241.80
Certificate Account Interest Earned                                                                         19,808.12
Spread Account Withdrawal                                                                                        0.00
Class A Surety Bond Draw for Class I Interest                                                                    0.00
Class A Surety Bond Draw for Class A
    Principal or Interest                                                                                        0.00
                                                                                                         ------------

Total Cash Flow                                                                                          6,904,807.59
                                                                                                         ============


TRUSTEE DISTRIBUTION  (2/10/98)

Total Cash Flow                                                                                          6,904,807.59
Unrecovered Advances on Defaulted Receivables                                                               15,779.05
Servicing Fee (Due and Unpaid)                                                                                   0.00
Interest to Class A-1 Certificateholders                                                                    17,806.06
Interest to Class A-2 Certificateholders                                                                   457,728.54
Interest to Class A-3 Certificateholders                                                                   560,141.96
Interest to Class I Certificateholders                                                                     200,360.68
Principal to Class A-1 Certificateholders                                                                3,329,577.33
Principal to Class A-2 Certificateholders                                                                1,828,274.75
Principal to Class A-3 Certificateholders                                                                        0.00
Surety Bond Premium                                                                                         24,421.14
Interest Advance Recoveries from Payments                                                                   32,230.06
Unreimbursed draws on Class A's Surety Bond
    for Class I Interest                                                                                         0.00
Unreimbursed draws on Class A's Surety Bond
    for Class A Principal or  Interest                                                                           0.00
Deposit to Payahead                                                                                         17,989.68
Certificate Account Interest to Servicer                                                                    19,808.12
Payahead Account Interest to Servicer                                                                          673.75
Excess                                                                                                     400,016.47
                                                                                                         ------------

Net Cash                                                                                                         0.00
                                                                                                         ============


Servicing Fee Retained from Interest Collections                                                           161,853.95

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                                                                 0.00
                                                                                                         ------------
Beginning Balance                                                                                        2,729,877.03
Trustee Distribution of Excess                                                                             400,016.47
Interest Earned                                                                                             11,855.05
Spread Account Draws                                                                                             0.00
Reimbursement for Prior Spread Account Draws                                                                     0.00
Distribution of Funds to Servicer                                                                         (411,871.52)
                                                                                                         ------------
Ending Balance                                                                                           2,729,877.03
                                                                                                         ============

Required Balance                                                                                         2,729,877.03



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                                                        10,919,508.11
                                                                                                        =============
Beginning Balance                                                                                        6,981,359.95
Reduction Due to Spread Account                                                                                  0.00
Reduction Due to Principal Reduction                                                                      (257,892.60)
                                                                                                         ------------
Ending Balance                                                                                           6,723,467.35
                                                                                                         ============

First Loss Protection Required Amount                                                                    6,723,467.35
First Loss Protection Fee %                                                                                      2.00%
First Loss Protection Fee                                                                                   11,579.30



SURETY BOND  RECONCILIATION


Original Balance                                                                                       218,390,162.24
Beginning Balance                                                                                      192,930,563.18
Draws                                                                                                            0.00
Reimbursement of Prior Draws                                                                                     0.00
                                                                                                       --------------
Ending Balance                                                                                         192,930,563.18
                                                                                                       ==============

Adjusted Ending Balance Based
    Upon Required Balance                                                                              187,734,901.65
                                                                                                       ==============
Required Balance                                                                                       187,734,901.65


PAYAHEAD RECONCILIATION


Beginning Balance                                                                                          154,061.82
Deposit                                                                                                     17,989.68
Payahead Interest                                                                                              673.75
Withdrawal                                                                                                  10,163.53
                                                                                                       --------------
Ending Balance                                                                                             162,561.72
                                                                                                       ==============

CURRENT DELINQUENCY
                                                 GROSS
     # PAYMENTS DELINQUENT         NUMBER       BALANCE        PRINCIPAL      INTEREST
     ---------------------         ------       -------        ---------      --------
1 Payment                           148       1,970,110.97     21,423.66     22,987.32
2 Payments                           68         959,823.47     20,023.80     23,350.80
3 Payments                           37         476,161.83     14,955.35     17,210.95
                                    ---       ------------     ---------     ---------
Total                               253       3,406,096.27     56,402.81     63,549.07
                                    ===       ============     =========     =========
Delinquent                          1.789%          1.802%





DELINQUENCY RATE (60+)
                                                              RECEIVABLE
                                          END OF PERIOD       DELINQUENCY
       PERIOD         BALANCE             POOL BALANCE           RATE
       ------         -------             ------------           ----
Current           1,435,985.30          189,066,887.49          0.76%
1st Previous      1,615,156.47          194,224,739.57          0.83%
2nd Previous      1,254,227.91          199,284,317.31          0.63%


NET LOSS RATE

                                                                                                         DEFAULTED
                                                        LIQUIDATION                AVERAGE               NET LOSS
     PERIOD                         BALANCE               PROCEEDS               POOL BALANCE           (ANNUALIZED)
     ------                         -------               --------               ------------           ------------
Current                           473,753.57            89,155.43               191,645,813.53              2.41%
1st Previous                      257,258.07            28,823.53               196,754,528.44              1.39%
2nd Previous                       24,417.40                 0.00               201,684,886.82              0.15%

Gross Cumulative Charge Offs      755,429.04
Number of Repossessions                34
Number of Inventoried Autos EOM        31

EXCESS YIELD TRIGGER
                                                               EXCESS YIELD
                        EXCESS          END OF PERIOD           PERCENTAGE
      PERIOD            YIELD           POOL BALANCE           (ANNUALIZED)
      ------            -----           ------------           ------------
Current               466,689.01       189,066,887.49               2.96%
1st Previous          692,491.32       194,224,739.57               4.28%
2nd Previous          752,439.79       199,284,317.31               4.53%
3rd Previous          978,388.26       204,085,456.33               5.75%
4th Previous          715,673.93       210,228,440.90               4.09%
5th Previous

                                               CURRENT
                                                LEVEL      TRIGGER      STATUS
                                                -----      -------      ------
Six Month Average Excess Yield                   N/A        1.50%         N/A

Trigger Hit in Current or any Previous Month                               NO


DATE: 2/5/98                                     /s/ Nancy Meltabarger
                                                 ---------------------------
                                                      NANCY MELTABARGER
                                                  ASSISTANT VICE PRESIDENT